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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT MARCH 27, 2000


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                         ALIGN-RITE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          CALIFORNIA                      0-26240                 954528353
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                 2428 ONTARIO STREET, BURBANK, CA           91504
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                                 (818) 843-7220
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

On March 27, 2000, Photronics, Inc., AL Acquisition Corp. and Align-Rite International, Inc. entered into Amendment No. 2 to the Agreement and Plan of Merger dated as of September 15, 1999 (as amended by Amendment No. 1 dated as of January 10, 2000). Amendment No. 2 is filed herewith as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired Not applicable

(b) Pro forma financial information Not applicable

(c) See Exhibits Index

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHOTRONICS, INC.


                                       /s/ PETAR N. KATURICH
                                       ---------------------------------
March 31, 2000                         By:     Petar N. Katurich
                                       Title:  Chief Financial Officer
                                               Vice President of Finance
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                                 EXHIBIT INDEX

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Exhibit No.              Description
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
2.1                      Amendment No. 2 to Agreement and Plan of Merger dated as of March 27, 2000
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